UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
LiveWire Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41511	87-4730333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(650) 447-8424
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 16, 2024, LiveWire Group, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals as set forth below, each of which is described in detail in the 2024 Proxy Statement. The number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1.The director nominees listed below were elected at the Annual Meeting to serve as directors of the Company for a term of one-year or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
William Cornog	183,248,928	562,316	630,592
John Garcia	183,740,908	70,336	630,592
Kjell Gruner	183,255,071	556,173	630,592
Glen Koval	183,539,080	272,164	630,592
Paul Krause	183,412,862	398,382	630,592
Luke Mansfield	183,420,690	390,554	630,592
Hiromichi Mizuno	183,749,287	61,957	630,592
Jonathan Root	183,424,087	387,157	630,592
Jochen Zeitz	183,561,443	249,801	630,592
2.The ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Shares Voted For	Shares Voted Against	Abstentions
184,418,576	7,832	15,428

3.To approve the issuance of additional shares of common stock necessary to effect a full conversion of the Convertible Loan.

Shares Voted For	Shares Voted Against	Abstentions
183,611,756	195,892	3,596

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: May 17, 2024	/s/ Amanda Parker
Amanda Parker
Chief Legal Officer & Corporate Secretary
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